UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT

                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):  September 20, 2004

                     Dial Thru International Corporation
            ------------------------------------------------------
            (Exact name of Registrant as specified in its charter)


          Delaware                     0-22636                 75-2461665
 ----------------------------    ---------------------    -------------------
 (State or other jurisdiction    (Commission File No.)      (I.R.S. Employer
       of incorporation                                   Identification No.)

                     17383 Sunset Boulevard, Suite 350
                       Los Angeles, California 90272
       ------------------------------------------------------------
       (Address of principal executive offices, including zip code)


                              (310) 566-1700
           ----------------------------------------------------
           (Registrant's telephone number, including area code)


                              Not Applicable
       -------------------------------------------------------------
       (Former name or former address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 424 under the Securities
     Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 3.02.  Unregistered Sales of Equity Securities.

 On September 20, 2004, the registrant issued a total of 6,750,000 shares of its common stock to three of its officers who are holders of convertible debentures. Such shares of common stock were issued in connection with the conversion of a portion of the outstanding principal balances of the convertible debentures, $877,500 in total, at a conversion price of $0.13 per share, per the terms of the debenture agreements. The following officers received shares of common stock set forth opposite their name following the conversion:

       John Jenkins                    6,250,000 shares
       Allen Sciarillo                   250,000 shares
       Lawrence Vierra                   250,000 shares

 The shares of common stock issued upon conversion of the convertible debentures were issued by the registrant in reliance upon the exemption from registration provided by Section 3(a)(9) of the Securities Act of 1933, as amended. The registrant did not, and each of the holders of the convertible debentures has represented to the registrant that he did not, directly or indirectly, pay any commission or other remuneration to any person for soliciting the above described exchange of convertible debentures for shares of the registrant's common stock.


 Item 9.01.  Financial Statements and Exhibits.

 (c)   Press Release of Dial Thru International Corporation dated
       October 7, 2004.



                                  SIGNATURES


 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    Dial Thru International Corporation


 Date:  October 7, 2004             By:  /s/ Allen Sciarillo
                                         --------------------
                                         Allen Sciarillo
                                         Chief Financial Officer, Secretary,
                                         (Principal Accounting Officer and
                                         Principal Financial Officer) and
                                         Director